SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2002




                             NBG RADIO NETWORK, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-24075                                         88-0362102
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


520 SW Sixth Avenue, Suite 750, Portland, Oregon                        97204
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    (Address of Principal Executive Offices)                         (Zip Code)


                                 (503) 802-4624
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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
Item 4.

On November 5, 2002, Moss Adams, LLP ("Moss Adams") notified NBG Radio Network, Inc. (the "Company") that it decided not to stand for re-election as the Company's principal accountants. Moss Adams' reports on the Company's financial statement for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinions, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and during the subsequent interim period through the date of this report, there have not been any disagreements between the Company and Moss Adams on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

On November 7, 2002, the Company engaged Marcum & Kliegman LLP as its new principal accountants.









































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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NBG RADIO NETWORK, INC.
                                            (Registrant)


Date:  November 7, 2002                     By:   /s/ JOHN HOLMES
                                                  John Holmes
                                                  Chief Executive Officer










































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